UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2015

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction

of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures.

Bank of the Ozarks, Inc. (the “Company”) is hereby furnishing the May 6, 2015 joint press release announcing the proposed merger transaction with Bank of the Carolinas Corporation as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has posted on the Investor Relations page of its internet website a slide presentation related to the proposed merger. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking to update this presentation.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibits 99.1, 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Information.

On May 6, 2015, the Company and its wholly-owned bank subsidiary, Bank of the Ozarks, announced that they had entered into an agreement and plan of merger and reorganization (the “Agreement”) with Bank of the Carolinas Corporation (“BCAR”) and BCAR’s wholly-owned bank subsidiary, Bank of the Carolinas (“BCAR Bank”). The Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) BCAR will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), and (ii) BCAR Bank will merge with and into Bank of the Ozarks, with Bank of the Ozarks continuing as the surviving bank (the “Bank Merger” and, collectively with the Merger, the “Mergers”).

Subject to the terms and conditions of the Agreement, upon completion of the Merger, each share of BCAR’s common stock, issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive shares of the Company’s common stock (plus cash in lieu of any fractional share) based on the purchase price of $64,700,000, subject to certain adjustments set forth in the Agreement. The number of Company shares to be issued will be determined based on the Company’s 10-day average closing stock price as of the second business day prior to the closing date, subject to a minimum and maximum price of $29.28 and $48.80, respectively.

The Agreement contains customary closing conditions, including, among others, approval of the Merger by BCAR’s shareholders, the registration of the Company’s common stock to be provided to the BCAR shareholders, and receipt of required regulatory approvals. Subject to these approvals and closing conditions, the Merger is expected to be completed during the third quarter of 2015.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving the Company and BCAR. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a prospectus of the Company and a proxy statement of BCAR. The Company also plans to file other documents with the SEC regarding the proposed merger transaction. BCAR will mail the final proxy statement/prospectus (the “Merger Proxy Statement”) to its shareholders. The Merger Proxy Statement will contain important information about the Company, BCAR, the proposed merger and related matters. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE MERGER PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Merger Proxy Statement, as well other filings containing information about the Company and BCAR will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the Merger Proxy Statement and the filings that are incorporated by reference in the Merger Proxy Statement can also be obtained, when available, without charge from the Company’s website (http://www.bankozarks.com) under the Investor Relations tab and on BCAR’s investor relations website (http://www. investor.bankofthecarolinas.com).

The Company and BCAR and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from BCAR’s shareholders in connection with the merger transaction. You can find information about the directors and executive officers of the Company in its Annual Report on Form 10-K for the year ended December 31, 2014 and in its definitive proxy statement as filed with the SEC on February 27, 2015 and March 25, 2015, respectively. You can find information about the executive officers and directors of BCAR in its Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC on March 31, 2015.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking information about the Company and BCAR that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between the Company and BCAR, the proposed impact of the merger on the Company’s financial results, including any expected increase in the Company’s book value and tangible book value per share and any expected impact on diluted earnings per common share, acceptance by BCAR’s customers of the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, and the integration of BCAR’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company and BCAR. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of shareholder approval, the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of BCAR’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC, or described in BCAR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC. The Company and BCAR assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits: The following exhibits are being furnished to this Current Report on Form 8-K.

Exhibit No.	Document Description

99.1	Press Release dated May 6, 2015: Bank of the Ozarks, Inc. and Bank of the Carolinas Corporation enter into Definitive Merger Agreement

99.2	Investor Presentation dated May 6, 2015

99.3	Bank of the Ozarks/ Bank of the Carolinas Q&A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date:	May 6, 2015	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated May 6, 2015: Bank of the Ozarks, Inc. and Bank of the Carolinas Corporation enter into Definitive Merger Agreement

99.2	Investor Presentation dated May 6, 2015

99.3	Bank of the Ozarks/ Bank of the Carolinas Q&A